SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2005

REMOTE DYNAMICS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-26140	51-0352879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1155 Kas Drive, Suite 100, Richardson, Texas 75081
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 301-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

      Remote Dynamics, Inc. (the “Company”) filed its Quarterly Operating Report and Quarterly Bank Reconcilement (for post confirmation reporting) for the period commencing January 1, 2005 and ended March 31, 2005 (the “QOR”) with the United States Bankruptcy Court for the Northern District of Texas (Dallas Division). A copy of the QOR is attached hereto as Exhibit 99.1.

      The financial information in the QOR has been prepared in the format prescribed by the United States Bankruptcy Court. The Company cautions readers not to place undue reliance upon the information contained in the QOR. There can be no assurance that the QOR is complete, and the Company undertakes no obligation to update or revise the QOR. The QOR has not been audited or reviewed by independent accountants.

      The unaudited information in the QOR is subject to further review and potential adjustments. In addition, the QOR contains information for periods that may be shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, the substance and format of the QOR does not allow for meaningful comparison with the Company’s regular publicly disclosed consolidated financial statements. Results set forth in the QOR should not be viewed as indicative of future results.

Limitation on Incorporation by Reference

      In accordance with general instruction B.2 of Form 8-K, the QOR and other information in this report (including exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit. The following exhibit is filed with this document:

Exhibit No.	Description

99.1	Quarterly Operating Report and Quarterly Bank Reconcilement (for post confirmation reporting) for the period commencing January 1, 2005 and ended March 31,2005 filed with the United States Bankruptcy Court for the Northern District of Texas (Dallas Division) on April 20, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMOTE DYNAMICS, INC.
/s/ J. Raymond Bilbao
J. Raymond Bilbao
Senior Vice President, General Counsel & Secretary

Date: April 20, 2005

Exhibit No.	Description

99.1	Quarterly Operating Report and Quarterly Bank Reconcilement (for post confirmation reporting) for the period commencing January 1, 2005 and ended March 31, 2005 filed with the United States Bankruptcy Court for the Northern District of Texas (Dallas Division) on April 20, 2005.